                                               UNITED STATES
                                    SECURITIES AND EXCHANGE COMMISSION
                                          WASHINGTON, D.C. 20549
                              -----------------------------------------------

                                                 FORM 8-K

                                              CURRENT REPORT
                                    PURSUANT TO SECTION 13 OR 15(d) OF
                                    THE SECURITIES EXCHANGE ACT OF 1934

                    Date of Report (Date of earliest event reported): November 6, 2006

                                        The Phoenix Companies, Inc.
----------------------------------------------------------------------------------------------------------
                          (Exact name of registrant as specified in its charter)

     Delaware                                    001-16517                                 06-1599088
-------------------                     --------------------------                   ---------------------
(State or other jurisdiction             (Commission File Number)                            (IRS Employer
   of incorporation)                                                                   Identification No.)

         One American Row, Hartford, CT                                                      06102 -5056
-----------------------------------------------------                                      ---------------
       (Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code:                                       (860) 403-5000
                                                                                     ---------------------

                                           NOT APPLICABLE

                    ------------------------------------------------------------------
                       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02    Departure of Directors of Principal Officers; Election of Directors;
             Appointment of Principal Officers.

Effective as of November 6, 2006, George R. Aylward, 42, was appointed as head of the asset management business of The Phoenix Companies, Inc. (the "Company") and President of the Company's
asset management subsidiary, Phoenix Investment Partners, Ltd. Mr. Aylward joined the Company in
1996 and served in several senior financial positions until 2004, when he became chief of staff to the Office of the Chairman, reporting to Dona D. Young, the Company's Chairman, President and Chief
Executive Officer. He served in that capacity until the fall of 2004, when he was named as the
Company's Senior Vice President and Chief Operating Officer, Asset Management. Mr. Aylward will retain the duties and title associated with this position in addition to assuming the duties and title related to his new position.

Effective as of November 6, 2006, Mr. Aylward was granted an annual base salary of $330,000, subject to periodic adjustment. Mr. Aylward is also eligible to receive annual incentive payments pursuant to the Company's Annual Incentive Plan for Executive Officers (incorporated herein by reference to
Exhibit C to the Company's Proxy Statement filed March 21, 2005) (the "Annual Incentive Plan").
Effective as of November 6, 2006, Mr. Aylward's annual incentive target under the Annual Incentive
Plan was set at 135% of Mr. Aylward's annual base salary, subject to periodic adjustment. All annual payments paid pursuant to the Annual Incentive Plan are based on specified performance criteria as provided in the Plan. Further, Mr. Aylward is eligible to receive restricted stock units of the
Company's common stock pursuant to the Company's 2003 Restricted Stock, Restricted Stock Unit and
Long-Term Incentive Plan (incorporated herein by reference to Exhibit B to the Company's Proxy
Statement filed March 21, 2003) (the "Long-Term Incentive Plan"). Effective as of November 6, 2006,
Mr. Aylward's long-term incentive target for future cycles pursuant to the Long-Term Incentive Plan was set at 135% of Mr. Aylward's annual base salary, subject to periodic adjustment. Restricted stock units of the Company's common stock received pursuant to the Long-Term Incentive Plan are generally earned at the end of designated three-year performance periods upon the achievement of designated performance measures. Currently, such grants of restricted stock units are also governed by the terms and provisions of the respective Forms of Award Letter and Forms of Phoenix Long-Term
Incentive Cycle related to the Long-Term Incentive Plan (incorporated herein by reference to Exhibit
10.1 and 10.2 to the Company's Current Report on Form 8-K filed February 8, 2006).

Prior to his recent appointment, Mr. Aylward had entered into a Change of Control Agreement with the
Company (the form of which is incorporated herein by reference to Exhibit 99.2 to the Company's
Current Report on Form 8-K filed September 28, 2005). Mr. Aylward also remains a participant in the
Company's Nonqualified Supplemental Executive Retirement Plan, as amended and restated (incorporated herein by reference to Exhibit 10.10 to the Company's Quarterly Report on Form 10-Q filed November
9, 2004 and Exhibit 10.12 to the Company's Quarterly Report on Form 10-Q filed August 9, 2005) and the Company's Non-Qualified Deferred Compensation and Excess Investment Plan, as amended and restated (incorporated herein by reference to Exhibit 10.8 to the Company's Annual Report on Form
10-K filed March 11, 2005 and Exhibit 10.10 to the Company's Quarterly Report on Form 10-Q filed
August 9, 2005).

Daniel T. Geraci, Executive Vice President, Asset Management, plans to serve as an advisor to the
Company to assist in a transition until January 2, 2007.

On November 9, 2006, The Phoenix Companies, Inc. issued a press release announcing the change in leadership. This release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)      Not applicable
(b)      Not applicable
(c)      Not applicable
(d)      Exhibits

         The following exhibit is furnished herewith:

         99.1   News release of The Phoenix Companies, Inc. dated November 9, 2006.

                                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE PHOENIX COMPANIES, INC.

Date:  November 9, 2006                        By: /s/ Tracy L. Rich
                                                   ------------------------------------------------
                                                   Name: Tracy L. Rich
                                                   Title: Executive Vice President,
                                                           General Counsel and Secretary